UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 18, 2017

SIGNET JEWELERS LIMITED
(Exact name of registrant as specified in its charter)

Commission File Number: 1-32349

Bermuda	Not Applicable
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

Clarendon House
2 Church Street
Hamilton
HM11
Bermuda
(Address of principal executive offices, including zip code)

 (441) 296 5872
(Registrant’s telephone number, including area code)

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)  On June 18, 2017, Dale W. Hilpert notified Signet Jewelers Limited (the “Company”) of his decision to retire from the Company’s Board of Directors (“Board”) and as a member of the Audit Committee and Corporate Social Responsibility Committee, effective June 28, 2017.

(d)  In addition, on June 21, 2017, the Company announced that R. Mark Graf will be appointed to the Board, and his appointment will be effective July 1, 2017.

The Board considered the independence of Mr. Graf under the New York Stock Exchange (the “NYSE”) listing standards and the Company’s Corporate Governance Guidelines and concluded that Mr. Graf is an independent director under the applicable NYSE listing standards and the Company’s Corporate Governance Guidelines. The Board has not appointed Mr. Graf to any Board committee at this time.

Mr. Graf is entitled to compensation and indemnification consistent with the compensation and indemnification provided to other members of the Board. Compensation includes any fees and equity awards, and reimbursement for reasonable, out-of-pocket and documented expenses incurred in attending meetings of the Board and its committees. The full description of the Company’s director compensation arrangements and director indemnification agreement is incorporated by reference to the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on May 4, 2017.

Mr. Graf, 53, currently serves as Chief Financial Officer of Discover Financial Services since 2011. Previously, he served as an Investment Advisor at Aquiline Capital Partners from 2008 to 2010 and a Partner at Barrett Ellman Stoddard Capital Partners from 2006 to 2008. Mr. Graf also served in various roles at Fifth Third Bancorp from 2001 to 2006 and AmSouth Bancorporation from 1994 to 2001. Mr. Graf previously served as a director of the BNC Bancorp board of directors from 2010 to 2011.

There are no transactions between Mr. Graf and the Company that would be reportable under Item 404(a) of Regulation S-K.

A copy of the related press release is attached to this Current Report on Form 8-K as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit Number	Description

99.1	Press Release of Signet Jewelers Limited, dated June 21, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIGNET JEWELERS LIMITED
Date: June 21, 2017

	By:	/s/ Mark Jenkins
	Name:	Mark Jenkins
	Title:	Chief Governance Officer & Corporate Secretary

EXHIBIT INDEX

(d)	Exhibits

Exhibit Number	Description

99.1	Press Release of Signet Jewelers Limited, dated June 21, 2017.